UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010 (May 27, 2010)

LIZ CLAIBORNE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York,	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 354-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As previously disclosed in the proxy statement of Liz Claiborne, Inc. (the “Company”), the Company proposed to stockholders to amend the Company’s Restated and Amended Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Board of Directors, such that each director will be elected to a one-year term and that the term of each current director expires at the 2011 annual meeting of stockholders, and to permit stockholders holding thirty-five percent (35%) of the capital stock of the Company to call a special meeting. On May 27, 2010, the Company held its annual meeting of stockholders, at which meeting stockholder’s affirmatively determined to so amend the Certificate of Incorporation. Accordingly, the Company’s Certificate of Incorporation has been amended to (a) declassify the Board of Directors such that Directors will be elected to a one-year term; and (2) to permit stockholders holding thirty-five percent (35%) of the capital stock of the Company to call a special meeting.

The foregoing summary of the Amendment to the Restated and Amended Certificate of Incorporation of the Company is qualified in its entirety by reference to the text of the Amendment to the Restated and Amended Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3(a), and is incorporated by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 27, 2010, the Board of Directors (the “Board”) of the Company, upon recommendation of the Nominating and Governance Committee, approved an amendment to the Company’s By-Laws to allow stockholders holding thirty-five percent (35%) of the capital stock of the Company to call a special meeting.

The foregoing summary of the By-Law amendments is qualified in its entirety by reference to the text of the Company’s By-Laws, as amended on May 27, 2010, a copy of which is attached hereto as Exhibit 3(b), and is incorporated by reference.

ITEM 8.01. OTHER EVENTS.

At the Company’s 2010 Annual Meeting of Stockholders held on May 27, 2010 (the “Annual Meeting”), the stockholders of the Company:

(i) approved an amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors (the number of affirmative votes cast was 79,785,399, the number of negative votes cast was 575,742, and the number of abstentions was 119,337;

(ii) elected the following nominees to the Company’s Board of Directors, to serve until the 2011 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes
Nominee	For	Withheld	Abstain
Raul J. Fernandez	47,409,404	24,721,372	32,092
Kenneth P. Kopelman	58,708,923	13,428,235	25,709
Arthur C. Martinez	45,555,880	26,575,984	31,003
Doreen A. Toben	70,973,744	1,166,973	22,150

(the other directors, whose terms of office continued after the Annual Meeting are: Bernard W. Aronson, Kenneth B. Gilman, Nancy J. Karch and Kay Koplovitz );

(iii) approved an amendment to the Company’s Certificate of Incorporation and By-Laws permitting stockholders holding thirty-five percent (35%) of the capital stock of the Company to call a special meeting (the number of affirmative votes cast was 71,690,948 the number of negative votes cast was 448,810 and the number of abstentions was 23,118);

(iv) approved the Liz Claiborne, Inc. 2010 Section 162(m) Long- Term Performance Plan (the number of affirmative votes cast was 77,755,180 the number of negative votes cast was 1,249,435 and the number of abstentions was 1,475,863); and

(v) approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2010 (the number of affirmative votes cast was 80,124,299, the number of negative votes cast was 268,310 and the number of abstentions was 87,868).

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

3(a)	Amendment to the Restated and Amended Certificate of Incorporation Liz Claiborne, Inc.

3(b)	By-Laws of Liz Claiborne, Inc., as amended through May 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: June 3, 2010	By:	/s/Nicholas Rubino

	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description

3(a)	Amendment to the Restated and Amended Certificate of Incorporation Liz Claiborne, Inc.

3(b)	By-Laws of Liz Claiborne, Inc., as amended through May 27, 2010